Exhibit 99.1

Better Cancer Monitoring with Cell-Free DNA October 2014

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections.  Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission.  Copyright©2014 Trovagene, Inc.  2

Our Goal   To Improve Treatment Outcomes with  Copyright©2014 Trovagene, Inc.   3 Noninvasive Cancer Diagnostics Trovagene’s technology noninvasively detects and quantitates circulating tumor DNA in urine and plasma for improved disease management

Company Overview Copyright©2014 Trovagene, Inc.  4 Numerous clinical collaborations with leading cancer centers  30+ clinical studies Expanding clinical evidence to support broad market adoption Generating health economic data necessary for appropriate reimbursement CLIA certified, CAP accredited, high complexity lab to offer diagnostic services Precision cancer monitoring technology addresses a high unmet clinical need Enables frequent, non-invasive monitoring of oncogene mutation status, disease progression, and recurrence Significant patent portfolio around cell-free DNA Proprietary methods of extracting, purifying, detecting and quantifying oncogene mutations in cell-free DNA

Experienced Leadership Team

Antonius Schuh PhD
Chief Executive Officer

Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

PhD Pharm. Chem

Oanh Dang PhD
VP, Business Development

Sequenom, Gen-Probe, Illumina, Sirius Genomics, Zymeworks

PhD Biomedical Sciences

Mark Erlander PhD
Chief Science Officer

BioTheranostics, AviaraDx, Arcturus, J&J, Scripps Research Institute

BS, MS Biochem | PhD Neuroscience

Vlada Melnikova MD, PhD
VP, Research & Development

Transgenomic, ApoCell, MD Anderson Cancer Center

MD | PhD Biological Engineering

David Moskowitz
VP, Investor Relations

UBS, FBR, Caris&Co, Roth Capital

BS Pharmacy | MBA Finance

Stephen Zaniboni
Chief Financial Officer

Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

CPA | BS Accounting | MBA

Keith McCormick
VP, Sales/Mktg

BioTheranostics, AviaraDx, Biogen Idec, Schering Plough, Dianon Systems

BBA Marketing | MBA Int'l Business

Scientific Advisors
Alberto Bardelli, PhD
Paul Billings, MD, PhD
Charles Cantor, PhD
Carlo M. Croce, MD
Riccardo Dalla-Favera, MD
Brunangelo Falini, MD
K. Peter Hirth, PhD

Board of Directors
Thomas Adams, PhD (Chair)
Paul Billings, MD, PhD
John P. Brancaccio, CPA
Gary S. Jacob, PhD
Rodney Markin, MD, PhD
Antonius Schuh, PhD
Stanley Tennant, MD

Copyright©2014 Trovagene, Inc.
5

Targeted Therapies for  Cancer Therapies are expensive and have side effects Specific for particular biomarkers Response monitoring required Resistance develops Clinical Problem Copyright©2014 Trovagene, Inc.  6 Need for Genomic Monitoring Driven by  Oncogene mutations and alterations Heterogeneous:  Inter-tumor  (Distal) New Understanding of Cancer Intra-tumor

Limitations of Current Technology for Cancer Monitoring Copyright©2014 Trovagene, Inc.  7 Imaging Tissue biopsy Circulating  tumor cells Rough indication  of tumor size No molecular information Radiation concerns for younger patients Invasive procedures, often not possible Potential for serious complications Serial biopsies increasingly not feasible Not representative of tumor heterogeneity Not representative of tumor heterogeneity Not informative of tumor dynamics  Low clinical sensitivity Technically challenging Traditional  blood markers Not representative of tumor heterogeneity Non-specific for cancer Low clinical sensitivity

Significant Market Opportunity Copyright©2014 Trovagene, Inc.  8    $12B In 2010    Insufficient Imaging Tools in Oncology  Still Yield Huge Market Prime Opportunity for Trovagene  525K Metastatic cancer patients per year    8-10 Imaging procedures received by cancer patient during first year of treatment    $5B Potential market Cancer already in advanced state No molecular data delivered Source: BCC Research

Circulating Tumor DNA (ctDNA) Copyright©2014 Trovagene, Inc.  9 Tumor cells Main Advantages  of ctDNA Captures intratumor heterogeneity Systemic overview of  cancer Frequent sampling options for monitoring applications Different analyte options depending on clinical context

Why Urine? Copyright©2014 Trovagene, Inc.  10 Unlimited Volume Urine ctDNA  Plasma ctDNA 3,000 –  15,000 genome equivalent 15,000 –  150,000 genome equivalent Frequency of Testing Completely Non-invasive Convenient

ctDNA Emerging as Preferred Analyte to Monitor Cancer

"Cancer is a disease of DNA... defining cancer by what tissue it arose in is going to go by the boards pretty soon."

Dr. Frances Collins, National Institutes of Health (NIH) Director, 'Politics on The Frontier of Science', Wall Street Journal, November 8, 2013

"Circulating tumor DNA levels showed a greater dynamic range, and greater correlation with changes in tumor burden, than did CA 15-3 or circulating tumor cells."

Sarah-Jane Dawson et. al., Analysis of Circulating Tumor DNA to Monitor Metastatic Breast Cancer, NEJM, Vol. 368, No. 12, March 2013

"The **statistically significant correlation between mutational status and treatment response** suggests oncogene mutation monitoring using urinary cell-free DNA can help clinicians rapidly determine responders from non-responders, [to] improve patient outcomes".

Filip Janku M.D., Ph.D et al., 2014 ASCO Annual Meeting Proceedings, a Journal of Clinical Oncology

Sci Transl Med. 2014 Feb 19;6(224):224ra24. N Engl J Med 2013; 368:1199-1209 Sci. Transl. Med. 4, 136ra68 (2012).

Copyright©2014 Trovagene, Inc.

11

Trovagene Precision Cancer Monitoring (PCM) Platform Copyright©2014 Trovagene, Inc.  12 Ultra-Sensitive Detection and Quantitative Monitoring 100-1000 fold  enrichment ~0.5µg  ctDNA/  100 mL of urine Integration with Commercially  Available Platforms Single Molecule Detection  Proprietary error rate detection and normalization. ctDNA 4.9 ng/ul gDNA 0.04 ng/ul ctDNA 2.0 ng/ul gDNA 1.4 ng/ul Extraction and Isolation  of ctDNA Mutant Allele Enrichment Platform Agnostic Detection and  Quantification 59% 92%

Patent Portfolio

Patent Families	Patent Term
Concentrating Urine Family	Term to approx. 2035 US provisional app filed
51-110 bp TrNA Family	Term to approx. 2034 US provisional app filed
Small Footprint Family	Term to approx. 2034 US provisional app filed
Monitoring Disease Family	Term to approx. 2034 US provisional app filed
20-50 bp TrNA Family	Term to approx. 2029 US & EU
Anion Exchange Purification Family	Term to approx. 2027 US, EU, Canada
Viral and Pathogen TrNA Families	Term to approx. 2026 US, EU, JP, China, Australia, Canada, India
TrNA Patent Family	Term 2018 US & EU

Copyright©2014 Trovagene, Inc.

13

Trovagene Performance Advantages Copyright©2014 Trovagene, Inc.  14 Detection of Rare  Genomic Mutations  Monitoring Response,  Progression & Resistance Robust quantitation to determine number of mutation fragments present Ability to track changes longitudinally Compatible with highly degraded DNA for max dynamic range Type of liquid biopsy dependent on clinical/patient situation and desired utility Single copy detection Compatible with highly degraded DNA for max sensitivity High analytical sensitivity is directly coupled with amount of DNA in sample Analytical sensitivity limited by input Plasma ctDNA Urine ctDNA  3,000 –  15,000 genome equivalent 15,000 –  150,000 genome equivalent Plasma:  Non-frequent sampling Urine: Frequent sampling Home-based sampling

Strategy to Drive Clinical Adoption & Reimbursement

QUALITATIVE

Stage 1
Tumor Status

- Demonstrate concordance of oncogene mutation status between urine and tumor tissue
- **Clinical Utility:** Determine mutational status of actionable biomarkers in urine when a biopsy is not an option. Ex. BRAF, KRAS

$100-$200M Revenue

QUANTITATIVE

Stage 2
Tumor Dynamics

- Expand mutational coverage of urine-based actionable oncogene mutations for our PCM platform
- **Clinical Utility:** Quantitatively assess mutational status in urine longitudinally as an indicator of responsiveness to therapy, disease status & emergence of resistance mutations

$500+M Revenue

STANDARD OF CARE

Stage 3
Improved Patient Outcomes

- Demonstrate in multi-institutional trials that results from urine-based monitoring of actionable mutations increases patient progression-free survival (PFS) & overall survival (OS)
- Demonstrate health economic benefits of non-invasive oncogene mutation monitoring
- **Clinical Utility:** Quantitatively assess patient mutational status in urine longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection

Multi $B Revenue

Copyright©2014 Trovagene, Inc.
15

Clinical Utilities of ctDNA Copyright©2014 Trovagene, Inc.  16 Metastatic Cancers Detection of Mutation Monitoring Mutation Level When tissue biopsy  is unavailable Supplement tissue biopsy  to get systemic overview  of the entire heterogeneity  of cancer Tumor load Emergence  of resistant mutations Drug holidays

30+ Collaborations to Validate & Integrate our PCM Platform Copyright©2014 Trovagene, Inc.  17 Disease Ongoing Pending Protocol Dev/Approval Under Evaluation Lung Cancer (NSCLC) 4 3 — Colorectal Cancer 4 3 — Pancreatic Cancer 3 — 1 Melanoma 2 4 — ECD/LCH 2 — 1 Brain Cancer 1 1 — Prostate Cancer — 1 — All-Comers, Metastatic Cancers 2 — — HPV 2 — 3 Total # of Studies 20 12 5

Ongoing Clinical Utility Studies

	Cancer Type/Institution	Biomarker	Clinical Utility Examined	# Patients Expected
Detection of Mutation	Pancreatic/MDACC	*KRAS*	Minimal residual disease detection post surgery	90
	Brain/UCSD	*BRAF*	Detect ctDNA in brain cancer patients	5
	Lung/MSKCC	*EGFR*	Detection and monitoring of EGFR mutations	200
Monitoring Tumor Load	All Comers/MDACC	*BRAF/KRAS*	Faster assessment of therapeutic efficacy	185
	Pancreatic/USOR-SH-UCSF	*KRAS*	Monitor disease burden by ctDNA vs. CA19-9	45
	Melanoma/DFCI	*BRAF*	ctDNA avoids immunotherapy "pseudo-progression"	40
	Lung/Pharma	*EGFR* T790M	Predict initial/clinical response of new therapeutic	375
	Colorectal/GRI	*KRAS*	Correlate ctDNA to Tx response/PD/recurrence	54
	Pancreatic/U. Copenhagen	*KRAS*	Correlate ctDNA to Tx response/PD/recurrence	1000
	Lung/Catholic Health Initiatives	*EGFR*	Non-responders to EGFR activating mutations to Tx	30
Emergence of Resistant Mutations	Colorectal/ USC	*KRAS*	Emergence of mutant KRAS on anti-EGFR Tx	60
	CRC and others/ONG-INB	*KRAS/BRAF*	Monitor tumor dynamics and acquired resistance	40
	Lung/MSKCC	*EGFR* T790M	T790M detection prior to radiological progression	25

Copyright©2014 Trovagene, Inc.
18

Increasing Volume of Clinical Study Samples Received by Trovagene Copyright©2014 Trovagene, Inc. 19

Clinical Results Presented & Published To Date

4/2014 — **AACR Poster**
Concordant BRAF

6/2014 — **2 ASCO Presentations**
1. Histiocytic BRAF
   MSKCC/MD Anderson
2. Longitudinal BRAF
   MD Anderson

5/2014 — **Publication**
Histiocytic BRAF
MD Anderson
Oncotarget

5/2014 — **Publication**
ECD clinical guidelines
Blood

Manuscript submitted
Histiocytic BRAF
MSKCC/MDACC

8/2014 — **NEXTGEN DX SUMMIT**
Oral Presentation, Technology

8/2014 — **IPV Meeting**
Poster Presentation
HR-HPV

2014 — Q1 — Q2 — Q3

Initial concordance with plasma and tissue

Initial longitudinal data—concordance with imaging

ECD guideline

Copyright©2014 Trovagene, Inc.

20

High Concordance of KRAS Status in Urine, Plasma & Tissue of Advanced Colorectal Cancer Patients



20 Advanced Stage Colorectal Cancer Patients
KRAS Mutation in Tissue, Treatment Naive
Matched urine and plasma, archived (3-5 years)
Blinded analysis, seven KRAS mutations (G12A/C/D/R/S/V and G13D)
20 Urine
20 Plasma
Evaluable urine n = 16
Non-evaluable urine n = 4
X
Urine vs. Tissue biopsy Concordant KRAS mutation 15/16
94%
Urine vs. Plasma Concordant KRAS mutation 15/16
94%
Plasma vs. Tissue biopsy Concordant KRAS mutation 19/20
95%

Copyright©2014 Trovagene, Inc.
21

Monitoring ctBRAF V600E and Treatment Response

17 metastatic cancer patients

Positive urine BRAF V600E

15 evaluable patients for ctDNA *BRAF* V600E ≥4 weeks

Evaluate time to progression

Urine ctDNA *BRAF* decrease

259 days (median) to progression
95% CI=240-278 days

Urine ctDNA *BRAF* increase

61 days (median) to progression
95% CI = 59-63 days

p=0.002

% tumor change per RECIST 1.1

Urine BRAF ctDNA correlates to BRAF/MEK targeted therapy (p=0.002)



Urine *BRAF* V600E ctDNA monitoring has clinical utility to track therapeutic efficacy of metastatic cancer patients harboring mutant *BRAF* V600E

THE UNIVERSITY OF TEXAS
MD Anderson ~~Cancer~~ Center
Making Cancer History®

Copyright©2014 Trovagene, Inc.
22

ctDNA Improves Genotyping Over Tissue Biopsies in Histiocytic Patients

Tissue BRAFV600E genotype


Indeterminate Genotype
n=9
n=15
BRAFV600E Mutant
n=6
BRAF Wildtype

Urinary ctDNA BRAFV600E genotype


BRAF Wildtype
n=16
n=14
BRAFV600E Mutant

*BRAF*V600E burden in urine correlates w/ radiographic response.


Dabrafenib
Ratio
BRAFV600E: BRAF wildtype
0
1
2
3
4
2/24/14
3/12/14
3/19/24
3/26/14
3/31/14
4/2/14
4/10/14
4/23/14
Pre-dabrafenib
(2/24/14)
On dabrafenib
(4/23/14)


Pre-dabrafenib
(2/24/14)
On dabrafenib
(4/23/14)

[1] Abdel-Wahab et al., ASCO Poster Highlight 2014

Copyright©2014 Trovagene, Inc.
23

Dynamic Monitoring Captures Early Progression and Response Copyright©2014 Trovagene, Inc.  24 One week 1 Abdel-Wahab et al., ASCO Poster Highlight 2014 Successful monitoring tumor dynamics independent of drug class used Patient’s tumor progressed within  1 wk of Anakinra withdrawal Demonstration of need for higher frequency urine-based testing to monitor Patient responded to Vemurafenib,  BRAF inhibitor Demonstrates that continually monitoring patient enables optimal therapy over time

Ongoing Clinical Studies Continue to Drive Publications

Q4 2014

- **11/2014** EORTC-NCI-AACR — Abstract(s)
- **10/2014** HISTIOCYTIC SOC. — Abstract ECD/LCH BRAF MSKCC/MDACC
- Submit manuscript — HR-HPV Method
- Submit manuscript — Longitudinal KRAS Colorectal
- Submit manuscript — Longitudinal KRAS Pancreatic
- Submit manuscript — Detection T790M Lung
- Submit manuscript — HR-HPV Predictor4

Q1 2015

- **1/2015** ASCO GI — Abstract submitted
- **2/2015** EUROGIN — Abstract Submitted
- Submit manuscript — Longitudinal KRAS Pancreatic
- Submit manuscript — Longitudinal KRAS Colorectal

Q2

- **4/2015** AACR Poster — Submit abstracts
- **5/2015** ASCO — Submit abstracts Melanoma, lung, pancreatic colorectal cancers
- **4/2015** European Lung Cancer Conference — Submit abstracts
- Submit manuscript — Longitudinal and pharmacodynamic BRAF and KRAS multiple cancers MD Anderson
- Submit manuscript — KRAS/BRAF colorectal Technology comparison study

Q3

- **8/2015** NEXTGEN DX SUMMIT — Submit abstract Technology
- **9/2015** ESMO — Submit abstracts
- **9/2015** IPV Conference — Submit Abstracts
- **9/2015** 16th World Conference on Lung Cancer — Submit abstracts
- Submit manuscript — EGFR monitoring lung cancer

Q4

- **3/2015** EORTC-NCI-AACR — Submit abstracts
- **10/2015** HISTIOCYTIC SOC. — Submit abstracts
- **10/2015** Chicago Multidisciplinary Symposium in Thoracic Oncology — Submit abstracts

25
Copyright©2014 Trovagene, Inc.

Current Development Program for Cancer Monitoring Applications Copyright©2014 Trovagene, Inc.  26  KRAS Exon 2  BRAF V600E  KRAS Exon 2,3,4  NRAS Exon 2,3,4  BRAF V600E  PIK3CA H1047R   EGFR Exon 20 T790M  EGFR Exon 19 Del EGFR Exon 21 L858R  ALK Rearrangements NRAS Exon 2

Trovagene Urine-based High Risk HPV Assay

Cervical Cancer

265K
Deaths in 2012

HPV Testing Market Globally

$6B
Market in 2013

$9B
Market in 2020

- Screening is a viable solution:
  75% reduction in incidence in US from 1940 to 1980 w/ National Screening Program
- Screening not available globally:
  - Cost, Technical expertise, Healthcare infrastructure, Quality Control, Cultural
- High-risk HPVs cause virtually all cervical cancers

Urine-based High Risk HPV Assay established in Trovagene's CLIA lab since 2013

New Clinical Evidence

NCI:
Comparative Urine Study
J Clin Virol. 2014 Aug;60(4):414-7

UNC:
Urine collection methodology for detecting HPV associated with CIN2+/CIN3

Queen Mary, UL:
High sensitivity of test for detecting HPV associated with CIN2+, CIN3 (malignancy)

Source: Transparency Market Research

Copyright©2014 Trovagene, Inc.
27

Developing Trovagene’s HPV Franchise Internal Development  Clinical studies in general screening population Strand Life Sciences  (3,000 patients, enrollment underway) Planning stages for pivotal studies Obtain regulatory compliance Copyright©2014 Trovagene, Inc.  28 Partnering Opportunities Strategic partners to commercialize the test globally  CE Mark  FDA

Reimbursement Value Based on Clinical Utilities of ctDNA Copyright©2014 Trovagene, Inc.  29 Detection of Mutation Monitoring Tumor Size When tissue biopsy  is unavailable Tumor load Emergence  of resistant mutations Drug holidays  Tier 1 MDx Codes Concordance with SOC Established codes Price/assay Repeat Testing: Novel Utility Not Otherwise Classified Codes (NOC) Unique CPT Codes  Once Clinical Data Established, Reimbursement: Supplement tissue biopsy  to get systemic overview  of the entire heterogeneity  of cancer

Key Component for Commercialization: Market Development Copyright©2014 Trovagene, Inc.   30 Market Development (2013-2014)  Full Commercialization (2015) Target KOLs/ Early adopters Develop IIS  (Investigator Initiated Study) Program Accelerate Adoption within Integrated Healthcare Delivery Networks (IDNs)   Branding,  Market Awareness  and Education   Relationships w/ 30+ top cancer centers   17 National Comprehensive Cancer Network (NCCN) Centers 100+ oncologists engaged in outreach Signed partnership w/ 2 major IDNs  CHI (Catholic Health Initiative)   93 hospitals   Lurie Cancer Center of Northwestern Univ.

Key Components for Full Commercialization in 2015 Copyright©2014 Trovagene, Inc.  31 Full Commercialization (2015) Drive Adoption of Expanded Menu  Conversion of Research Collaborators to  Clinical Adopters  Expand New  Market Segments New Market for Genomic Monitoring Direct sales team 6 sales reps in Phase 1 Headcount ramp to be initiated in Q1 2015         Direct coverage of top target sites Major academic cancer centers   Entire ECD/LCH treating physician base IDNs where TROV has relationships Geographic focus on key oncology markets

Targeted Segments for Market Development & Commercialization Copyright©2014 Trovagene, Inc.  32 Data support adoption in clinical academic centers in defined patient populations Pancreatic (Metastatic) Melanoma (Metastatic) Colorectal (Metastatic) Lung (NSCLC) Pancreatic  (Stage 2-3) ECD/LCH

Cash Flow Summary 2012 – YTD Jun 2014 Copyright©2014 Trovagene, Inc.   33 ($ in millions) 2012 2013 YTD Jun 2014 Net loss (11.6) (11.8) (4.3) Cash burn Cash used in operating activities  (4.9)   (7.3)   (5.5)  Cash used in investing  (0.3)   (0.6)   (0.1)                  (5.2)                 (7.9)                 (5.6) Funding Net cash provided by financing activities 15.3  23.0 14.4  Ending Cash  10.8 25.8 34.7

Funding Details 2012 – YTD Jun 2014 Copyright©2014 Trovagene, Inc.  34 ($ in millions) 2012 2013 YTD Jun 2014 Financing activities (net of expenses) Private Placements 6.2  NASDAQ up-listing 9.1  ATM 4.0  Institution Investment 14.8  Exercise of Warrants and options 0.0  3.6  15.3  22.4  -    Net borrowing under debt agreement Equipment line of credit 0.5  (0.5) debt agreement 14.9  -    0.5  14.4  Total 15.3  23.4  14.4

Near Term Catalysts to Drive Valuation Copyright©2014 Trovagene, Inc.  35 Demonstrate  clinical utility Expand mutation coverage on  PCM platform Initiate new collaborations to establish  clinical utility Establish strategic partnerships to grow market reach  Drive early adoption  in top cancer centers and integrated healthcare networks 20+ abstracts and manuscripts in 2015 8 New Menu Assays 10+ clinical studies in 2015 Top academic centers Geographic expansion  Kit manufacturing Pharma collaboration HPV collaboration Commercial presence in 20 cancer centers with repeat revenue

For further information Please contact: Stephen Zaniboni, CFO szaniboni@trovagene.com Antonius Schuh, CEO aschuh@trovagene.com 36